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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  February 3, 2005
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                     Citigroup Global Markets Holdings Inc.
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             (Exact name of registrant as specified in its charter)


New York                            1-15286                     11-2418067
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(State or other                   (Commission                  (IRS Employer
jurisdiction of                   File Number)               Identification No.)
incorporation)

        388 Greenwich Street, New York, New York                10013
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        (Address of principal executive offices)              (Zip Code)

                                 (212) 816-6000
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              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
    Exchange Act
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                     CITIGROUP GLOBAL MARKETS HOLDINGS INC.
                           Current Report on Form 8-K


Item 9.01. Financial Statements and Exhibits.
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         Exhibits:

         Exhibit No.       Description
         -----------       -----------
            1.01           Terms Agreement, dated January 31, 2005, between the
                           Company and Citigroup Global Markets Inc., as the underwriter, relating to the offer and sale of the Company's Stock Market Upturn NotesSM Based Upon the
                           Dow Jones Industrial AverageSM Due November 3, 2006.

            4.01 Form of Note for the Company's Stock Market Upturn Notes(SM) Based Upon the Dow Jones Industrial Average(SM) Due November 3, 2006.
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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Dated:  February 3, 2005                CITIGROUP GLOBAL MARKETS
                                        HOLDINGS INC.



                                        By:  /s/ Scott Freidenrich
                                             ------------------------------
                                             Name:  Scott Freidenrich
                                             Title: Executive Vice President and
                                                    Treasurer